EXHIBIT 32.2

CERTIFICATION
The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to our knowledge:
1.The Annual Report on Form 10-K of Rayonier, L.P. (the “Rayonier Operating Partnership”) for the period ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
February 23, 2024

/s/ DAVID L. NUNES	/s/ MARK MCHUGH
David L. Nunes	Mark McHugh
Chief Executive Officer of Rayonier Inc., General Partner	President and Chief Financial Officer of Rayonier Inc., General Partner

A signed original of this written statement required by Section 906 has been provided to Rayonier and will be retained by Rayonier and furnished to the Securities and Exchange Commission or its staff upon request.